UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2005

Wireless Xcessories Group, Inc.
(Exact name of Registrant as specified in its charter)

Deleware (State or other jurisdiction of incorporation)	0-27996 (Commission File Number)	133835420 (I.R.S. Employer Identification No.)

1840 County Line Rd. Huntingdon Valley, PA 19006 (Address of principal executive offices, including zip code) 215-322-4600 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Wireless Xcessories Group Reports Third Quarter Results.

On November 3, 2005, the Company announced its results of operations for the quarter ended September 30, 2005.

A copy of the Company’s press release dated November 3, 2005, as well as a copy of its Form 10-QSB filed with the SEC on November 4, 2005, is furnished as Exhibit 99 hereto.

In this press release, the Company reported  the following:

Quarterly Sales Increase 29.9%, Helping Pre-Tax Net Income Rise 69.5%; Net Income Increases 23.9%

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number	Description of Exhibit

99	Press Release issued by Wireless Xcessories Group, Inc. on November 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS XCESSORIES GROUP, INC.

Date: November 4, 2005	By:	/s/ Stephen Rade
Stephen Rade
Chief Executive Officer